CONSULTING AGREEMENT

     This Agreement is made and entered into as of the 15th day of March, 1999 by and between OLYMPIC CAPITAL GROUP, INC. ("OCG") with principal offices at 645 Fifth Avenue, New York, NY 10022, and I-TECH HOLDINGS GROUP, INC. a Colorado corporation (the "Company") with its principal office at 1629 York Street, Ogden Utah 80206.

     WHEREAS, OCG's employees have rendered consulting services to the Company in connection with the introduction to this Company, for the purpose of having this Company acquire, other internet-related financial companies; and

     WHEREAS, the parties hereto desire to memorialize the services of OCG's employees and to compensate OCG's employees therefor;

     NOW, THEREFORE, in consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Purpose: The Company hereby recognizes and agrees that OCG's employees have rendered bona fide consulting advice to the Company specifically relating to the introduction to the Company of internet-related financial companies, which services were not in connection with the offer or sale of securities in a capital-raising transaction, and which services did not and do not directly or indirectly promote or maintain a market for the Company's securities ("Consulting Services"). For a period of six months from the date hereof, OCG to will continue to provide such services, and, if and to the extent requested by the Company, will assist the Company in the research of, and possible acquisition of, other internet information providers.

     2. Compensation: In consideration for the valuable Consulting Services rendered by OCG's employees to the Company, as recognized in this Agreement, the Company hereby agrees to issue to OCG's designees at a price of $.01 per share ($750 in total), 75,000 shares of the Company's Common Stock (the "Shares"). OCG hereby acknowledges that the aforementioned 75,000 Shares are in full payment for the services rendered by OCG and its designated employees. OCG hereby designates that the 75,000 Shares should be issued as follows: to John B. Lowy-69,500 shares; to Gary Yankelowitz-3,000 shares; to Anna Herbst 2,500 shares.

     3. Registration: The Company hereby agrees to immediately register the Shares pursuant to a Registration Statement on Form S-8.

     4. OCG and designees  are  Independent  Contractors:  OCG and its designees
have  performed  the  Consulting   Services   described  herein  as  independent
contractors and not as an employees of the Company or any affiliate thereof.

     5. Miscellaneous:

          (a) This Agreement between the Company and OCG constitutes the entire agreement and understanding of the parties hereto, and supersedes any and all previous agreement and understandings, whether oral or written, between the parties.

          (b) Any notice or communication permitted or required hereunder shall be in writing and shall be deemed sufficiently given if hand-delivered or sent (i) postage prepaid by registered mail, return receipt requested, or
     (ii) by facsimile, to the respective parties as set forth above, or to such other address as either party may notify the other in writing.

          (c) This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors, legal representatives and assigns. This Agreement may be executed in any number of counterparts, each of which together shall constitute one and the same original document. No provision of this Agreement may be amended, modified or waived, except in a writing signed by all of the parties hereto.

          (d) This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to conflict of law principles. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in New York, and they hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts of the State of New York located in New York, New York and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                                 OLYMPIC CAPITAL GROUP, INC.


                                                 /s/John B. Lowy
                                                 -------------------------------
                                                 John B. Lowy, President

                                                 INDIVIDUAL CONSULTANTS:


                                                 /s/John B. Lowy
                                                 -------------------------------
                                                 John B. Lowy


                                                 /s/Gary D. Yankelowitz
                                                 -------------------------------
                                                 Gary D. Yankelowitz


                                                 /s/Anna Herbst
                                                 -------------------------------
                                                 Anna Herbst


                                                 I-TECH HOLDINGS GROUP, INC.


                                                 /s/Marcus New
                                                 -------------------------------
                                                 Marcus New, President